UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

EVOKE PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 8, 2024, Evoke Pharma, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC and Laidlaw & Company (UK) Ltd. ( the “Underwriters”), relating to the issuance and sale of 5,134,731 common stock units (the “Common Stock Units”) at a public offering price of $0.68 per Common Stock Unit and, to certain investors, 5,894,680 pre-funded warrant units (the “PFW Units”) at a public offering price of $0.6799 per PFW Unit. Each Common Stock Unit consists of (i) one share of common stock, (ii) a Series A Warrant to purchase one share of common stock (the “Series A Warrant”), (iii) a Series B Warrant to purchase one share of common stock (the “Series B Warrant”), and (iv) a Series C Warrant to purchase one share of common stock (the “Series C Warrant”). Each PFW Unit consists of (i) a pre-funded warrant to purchase one share of common stock (the “Pre-Funded Warrants”), (ii) a Series A Warrant, (iii) a Series B Warrant, and (iv) a Series C Warrant.

The Pre-Funded Warrants have an exercise price of $0.0001 per share. The Series A Warrants, Series B Warrants and the Series C Warrants have an exercise price of $0.68 per share. The Pre-Funded Warrants, Series A Warrants and Series B Warrants are exercisable immediately. The Series C Warrants are subject to a vesting schedule and may only be exercised to the extent and in proportion to a holder of the Series C Warrants exercising its corresponding Series B Warrants. The Series A Warrants will expire five years from the closing date of the offering. The Series B Warrants will expire nine months from the closing date of the offering. The Series C Warrants will also expire nine months from the closing date of the offering, provided that to the extent and in proportion to a holder of the Series C Warrants exercising its corresponding Series B Warrants included in the unit, such Series C Warrant will expire five years from the closing date of the offering. The net proceeds to the Company from the offering are expected to be approximately $6.1 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company (excluding any exercise of the Pre-Funded Warrants, Series A Warrants, Series B Warrants and Series C Warrants). The offering is expected to close on or about February 13, 2024, subject to customary closing conditions.

The offering is being made pursuant to the Company’s effective registration statement on Form S-1 (Registration Statement No. 333-275443) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a written prospectus and prospectus supplement filed with the SEC that form a part of the Registration Statement.

The foregoing descriptions of the Underwriting Agreement, the Pre-Funded Warrants, Series A Warrants, Series B Warrants and Series C Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the form of Pre-Funded Warrant, the form of Series A Warrant, the form of Series B Warrant and the form of Series C Warrant, copies of which are filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this report and are incorporated by reference herein.

Item 8.01 Other Events

On February 9, 2024, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, among other things, references to the completion of the offering and the expected net proceeds therefrom. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the risk and uncertainties associated with market conditions and the satisfaction of customary closing conditions relating to the offering, as well as risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 8, 2024, by and among Evoke Pharma, Inc., Craig-Hallum Capital Group LLC and Laidlaw & Company (UK) Ltd.
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1/A filed on February 8, 2024)
4.2	Form of Series A Warrant (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1/A filed on February 8, 2024)
4.3	Form of Series B Warrant (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-1/A filed on February 8, 2024)
4.4	Form of Series C Warrant (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-1/A filed on February 8, 2024)
99.1	Press Release, dated February 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date:	February 9, 2024	By:	/s/ Matthew J. D'Onofrio
Name: Matthew J. D'Onofrio Title: President, Chief Operating Officer and Secretary